Statement of Additional Information (SAI) Supplement

American Century California Tax-Free and Municipal Funds (SAI dated January 1, 2013)
American Century Government Income Trust (SAI dated August 1, 2013)
American Century Investment Trust (SAI dated July 26, 2013)
American Century Municipal Trust (SAI dated October 1, 2013)
American Century Variable Portfolios II, Inc. (SAI dated May 1, 2013)

Supplement dated October 31, 2013

The following replaces the section, Proxy Voting Guidelines for all registrants listed above.

Proxy Voting Policies

The funds’ Board of Trustees/Directors has adopted a general statement of proxy voting principles that governs the exercise of voting and consent rights associated with the securities purchased and/or held by the funds.  The funds have delegated to the advisor the responsibility for exercising such rights, subject to the board’s oversight.  The advisor has adopted proxy voting policies that describe in detail how the advisor intends to exercise its delegated proxy voting authority in a manner consistent with the board’s principles.

In exercising its voting obligations, the advisor is also guided by general fiduciary principles. It must act prudently, solely in the interest of the fund whose votes it is casting and for the exclusive purpose of providing benefits to that fund. Accordingly, in making its voting decisions the advisor will seek to maximize the return to the fund on a risk-adjusted basis.

The advisor’s proxy voting policies specifically address a number of matters that are often the subject of proxy solicitations for shareholder meetings and establish a framework for the advisor’s consideration of the vote that would be appropriate for the funds. In particular, the proxy voting policies outline factors to be considered in the exercise of voting authority for proposals addressing:

¡	Routine Matters • Election of Directors
• Ratification of Selection of Auditors
¡	Compensation Matters
• Executive Compensation
• Equity-Based Compensation Plans
¡	Anti-Takeover Proposals
• Cumulative Voting
• Staggered Boards
• "Blank Check" Preferred Stock
• Elimination of Preemptive Rights
• Non-targeted Share Repurchase
• Increase in Authorized Common Stock
• "Supermajority" Voting Provisions or Super Voting Share Classes
• "Fair Price" Amendments
• Limiting the Right to Call Special Shareholder Meetings
• Poison Pills or Shareholder Rights Plans
• Golden Parachutes
• Reincorporation
• Confidential Voting
• Opting In or Out of State Takeover Laws

¡	Other Matters
• Shareholder Proposals Involving Social, Moral or Ethical Matters
• Anti-Greenmail Proposals
• Changes to Indemnification Provisions
• Non-Stock Incentive Plans
• Director Tenure
• Directors’ Stock Options Plans
• Director Share Ownership
• Non-U.S. Proxies

Finally, the proxy voting policies establish procedures for voting of proxies in cases in which the advisor may have a potential conflict of interest. Companies with which the advisor has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American Century Investments votes on matters for the funds. To ensure that such a conflict of interest does not affect proxy votes cast for the funds, all discretionary (including case-by-case) voting for these companies will be voted in direct consultation with a committee of the independent trustees/directors of the funds.

In addition, to avoid any potential conflict of interest that may arise when one American Century Investments fund owns shares of another American Century Investments fund, the advisor will “echo vote” such shares, if possible. That is, it will vote the shares in the same proportion as the vote of all other holders of the shares. Shares of American Century Investments “NT” funds will be voted in the same proportion as the vote of the shareholders of the corresponding American Century Investments policy portfolio for proposals common to both funds. For example, NT Growth Fund shares will be echo voted in accordance with the votes of Growth Fund shareholders. In all other cases, the shares will be voted in direct consultation with a committee of the independent trustees/directors of the voting fund.

Copies of the board’s proxy voting principles and the advisor’s proxy voting policies, as well as information regarding how the advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, are available on the About Us page at americancentury.com. The advisor’s proxy voting record also is available on the SEC’s website at sec.gov.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

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